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                          SECOND AMENDMENT TO LEASE                            N


STATE OF LOUISIANA                Section
                                  Section
PARISH OF CALCASIEU               Section


         THIS SECOND AMENDMENT TO LEASE made this _______ day of
_________________, 1995, between PORT RESOURCES, INC., a Louisiana corporation, and CRU, INC., a Louisiana corporation (hereinafter collectively, "LANDLORD"), and ST. CHARLES GAMING COMPANY, INC., a Louisiana corporation (hereinafter "TENANT").

                              W I T N E S S E T H:

         A. Effective as of the 17th day of July, 1995, LANDLORD and TENANT entered into that certain Lease (the "Lease"), covering the property situated in Calcasieu Parish, Louisiana, as more fully described therein (the "Leased Property").

         B. Effective as of the 17th day of July, 1995, LANDLORD and TENANT agreed to further modify and amend certain terms and conditions of the Lease and desired to set forth such agreement in writing, whereby they entered into an Amendment to Lease ("First Amendment").

         NOW, THEREFORE, for and in consideration of the sum of $10.00 cash to each the other in hand paid, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LANDLORD and TENANT hereby agree as follows:

         D. It is necessary to modify and amend the following property description for property located in Calcasieu Parish, Louisiana, which was originally defined in the Lease as follows:

                 That certain tract or parcel of land described as Block 22, less and except the North 40.00 feet thereof; Block 30, less and except a 40.00 foot by 396.00 foot strip on the North side thereof, belonging to Olin Corporation (formerly Mathieson Alkali Works Inc.); Block 21 and Block 29 of the Old Townsite of Westlake, and a 60.00 foot right- of-way, known as Hazel Avenue, all lying within Section 36, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, being more particularly described as follows to- wit:

                 Commencing at the Northwest Corner of Block 22 of the Old Townsite of Westlake in Section 36, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana;

                 Thence South 00 Degrees 14' 51" West, along the West line of Block 22 and West line of said Section 36, for a distance of
                 40.00  feet, the point of beginning of herein described tract;

                 Thence South 88 Degrees 50' 45" East, 40.00 feet South of and parallel with the North line of said Block 22 and Block 30, for a distance of 396.00 feet;

                 Thence North 00 Degrees 14' 51" East, parallel with the West line of Block 22, for a distance of 40.00 feet, to the North line of Block 30 of the Old Townsite of Westlake;

                 Thence South 88 Degrees 50' 45" East, along the North line of said Block 30, for a distance of 159.12 feet to the West bank of the Calcasieu River:

                 Thence Southerly, following the meander of the top west bank or right descending bank of the Calcasieu River, for a distance of 506.68 feet more or less to the South line of Block 29 of the Old Townsite of Westlake;
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                 Thence North 88 Degrees 50' 45" West, along the South line of
                 Blocks 29 and 21 of the Old Townsite of Westlake for a distance of 517.50 feet to the Southwest Corner of said Block 21 and West line of the aforesaid Section 36;

                 Thence North 00 Degrees 14' 51" East, along the West line of Blocks 21 and 22 for a distance of 451.40 feet to the point of commencement;

                 Herein described tract is subject to a 60.00 foot road right-of-way, known as Hazel Avenue, lying East of Westlake Avenue between Blocks 22, 30 and 21, 29 of the Old Townsite of Westlake.

                 Herein described tract containing 5.75 acres, more or less, and as depicted as Tract 1 on the attached plat attached hereto as "Exhibit To Lease".

         E. The LANDLORD and TENANT desire that the property description for this property in Calcasieu Parish, Louisiana be corrected to read as follows:

                 That certain tract or parcel of land described as Block 22, less and except the North 40.00 feet thereof; Block 30, less and except a 40.00 foot by 396.00 foot strip on the North side thereof, belonging to Olin Corporation (formerly Mathieson Alkali Works Inc.); Block 21 and Block 29 of the Old Townsite of Westlake, and a 60.00 foot right- of-way, known as Hazel Avenue, all lying within Section 36, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana, being more particularly described as follows to- wit:

                 Commencing at the Northwest Corner of Block 22 of the Old Townsite of Westlake in Section 36, Township 9 South, Range 9 West, Calcasieu Parish, Louisiana;

                 Thence South 00 Degrees 14' 51" West, along the West line of Block 22 and West line of said Section 36, for a distance of
                 40.00  feet, the point of beginning of herein described tract;

                 Thence South 88 Degrees 35' 31" East, 40.00 feet South of and parallel with the North line of said Block 22 and Block 30, for a distance of 396.00 feet;

                 Thence North 00 Degrees 14' 51" East, parallel with the West line of Block 22, for a distance of 40.00 feet, to the North line of Block 30 of the Old Townsite of Westlake;

                 Thence South 88 Degrees 35' 31" East, along the North line of said Block 30, for a distance of 159.12 feet to the West bank of the Calcasieu River:

                 Thence Southerly, following the meander of the top west bank or right descending bank of the Calcasieu River, for a distance of 508.70 feet more or less to the South line of Block 29 of the Old Townsite of Westlake;

                 Thence North 88 Degrees 35' 31" West, along the South line of Blocks 29 and 21 of the Old Townsite of Westlake for a distance of 517.50 feet to the Southwest Corner of said Block 21 and West line of the aforesaid Section 36;

                 Thence North 00 Degrees 14' 51" East, along the West line of Blocks 21 and 22 for a distance of 451.40 feet to the point of commencement;

                 Herein described tract is subject to a 60.00 foot road right-of-way, known as Hazel Avenue, lying East of Westlake Avenue between Blocks 22, 30 and 21, 29 of the Old Townsite of Westlake.
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                 Herein described tract containing 5.75 acres, more or
                 less, and as depicted as Tract 1 on the attached plat attached hereto as "Exhibit To Lease".

         Ratification of Lease. No other amendment to the Lease is made or intended to be made hereby and, except as amended by this instrument, the Lease is hereby ratified, confirmed and reaffirmed by the parties.

         EXECUTED effective as of the date set forth above, in multiple original counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.


                                           LANDLORD


WITNESSES:                                 PORT RESOURCES, INC.


____________________________________       By:_________________________________
                                           Name: ______________________________
____________________________________       Title: _____________________________

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF CALCASIEU

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of PORT RESOURCES, INC., and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________

                                           ____________________________________

____________________________________


                    ____________________________________
                                NOTARY PUBLIC

WITNESSES:                                 CRU, INC.


____________________________________       By:_________________________________
                                           Name: ______________________________
____________________________________       Title: _____________________________

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF CALCASIEU

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of CRU, INC., and said appearer
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acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________

                                           ____________________________________

____________________________________


                    ____________________________________
                                NOTARY PUBLIC

                                           TENANT


WITNESSES:                                 ST. CHARLES GAMING COMPANY, INC.


____________________________________       By:_________________________________
                                           Name: ______________________________
____________________________________       Title: _____________________________

                               ACKNOWLEDGMENT


STATE OF________________________

PARISH/COUNTY OF__________________________

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of ST. CHARLES GAMING COMPANY, INC., and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________

                                           ____________________________________

____________________________________

                    ____________________________________
                                NOTARY PUBLIC

WITNESSES:                                 CROWN CASINO CORPORATION


____________________________________       By:_________________________________
____________________________________       Name: ______________________________
____________________________________       Title: _____________________________

                               ACKNOWLEDGMENT


STATE OF _____________________________
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PARISH/COUNTY OF __________________________

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of CROWN CASINO CORPORATION, and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________

                                           ____________________________________

____________________________________


                    ____________________________________
                                NOTARY PUBLIC

WITNESSES:                                 LOUISIANA RIVERBOAT GAMING
                                           PARTNERSHIP

____________________________________       By:_________________________________
                                           Name: ______________________________
____________________________________       Title: _____________________________

                               ACKNOWLEDGMENT


STATE OF _____________________________

PARISH/COUNTY OF ___________________________

         On this _______ day of ______________________, 1995, before me personally appeared ______________________________, to me personally known, who being by me duly sworn, did say that he is the ____________________________, of LOUISIANA RIVERBOAT GAMING PARTNERSHIP, and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said partnership by authority of its members, and said appearer acknowledged said instrument to be the free act and deed of said partnership.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the Parish/County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________

                                           ____________________________________

____________________________________


                    ____________________________________
                                NOTARY PUBLIC